DELAWARE GROUP® INCOME FUNDS
Delaware Diversified Floating Rate Fund
(the “Fund”)

Supplement to the Fund’s Statutory Prospectus and Statement of Additional Information
dated November 28, 2014

Effective February 16, 2015, the following information regarding asset-backed securities replaces the section entitled “How we manage the Fund – The securities in which the Fund typically invests – Asset-backed securities” in the Fund’s statutory prospectus, and supersedes the information in the supplement dated November 28, 2014 to the Fund’s statutory prospectus:

Asset-backed securities
Asset-backed securities are bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.

How the Fund uses them: The fixed income securities in which the Fund may invest include asset-backed securities.

Effective February 16, 2015, the following information regarding mortgage-backed securities replaces the first paragraph in the section entitled “Investment Strategies and Risks – Mortgage-Backed Securities” in the Fund’s statement of additional information and supersedes the information regarding mortgage-backed securities in the supplement dated November 28, 2014 to the Fund’s statement of additional information.

Mortgage-Backed Securities
Delaware Diversified Floating Rate Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations; collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) securities issued by U.S. government agencies or by financial institutions and other mortgage lenders; commercial mortgage-backed securities (“CMBSs”); and stripped mortgage securities. The Fund may invest in privately issued CMOs and REMICs that are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and non-agency mortgage backed securities only if the securities represent interests in whole loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. To the extent that any of these mortgage-backed securities are considered illiquid, these investments, together with any other illiquid investments held by the Fund, will not exceed 15% of the Fund’s net assets.

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Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 18, 2014.